UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 12, 2007
(February 1, 2007)

Linn Energy, LLC

(Exact name of registrant as specified in its charter)

Delaware	000-51719	65-1177591
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

600 Travis, Suite 7000
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 605-4100

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (“Amendment  No. 1”) amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by Linn Energy, LLC (“Linn,” or the “Company”) on February 5, 2007 in connection with its acquisition of certain oil and gas properties and related assets in the Texas Panhandle from Cavallo Energy, LP (“Cavallo”), acting through its general partner, Stallion Energy LLC, for a contract price of $415.0 million, which was completed on February 1, 2007 (referred to as the “Stallion” acquisition or “Stallion Assets”).  The Current Report on Form 8-K filed February 5, 2007 is being amended by this Amendment No. 1 to include the audited and unaudited financial statements and information of Cavallo required by Item 9.01 (a) and the pro forma financial information required by Item 9.01 (b).  No other amendments to the Form 8-K filing on February 5, 2007 is being made by this Amendment No. 1.

Item 9.01   Financial Statements and Exhibits.

(a)              Financial statements of business acquired.

The unaudited statements of direct revenues and direct operating expenses, including the notes thereto, for Cavallo for the periods ended September 30, 2006 and 2005 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The audited statements of direct revenues and direct operating expenses, including the notes thereto, for Cavallo for the years ended December 31, 2005, 2004 and 2003, and the independent registered public accounting firm’s report related thereto, are attached hereto as Exhibit 99.2 and incorporated by herein by reference.

(b)              Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of Linn as of September 30, 2006 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2005 and for the nine months ended September 30, 2006, which give effect to the Stallion acquisition and certain other acquisitions, are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(c)              Shell company transactions.

Not applicable.

(d)              Exhibits.

Exhibit Number       Description

2.1  The Purchase and Sale Agreement dated December 13, 2006, by and between Cavallo acting herein through its general partner, Stallion Energy LLC, and Linn (Large Package Agreement), a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 5, 2007, is incorporated herein by reference.

2.2  The Purchase and Sale Agreement dated December 13, 2006, by and between Cavallo, acting herein through its general partner, Stallion Energy LLC, and Linn (Small Package Agreement), a copy of which was filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 5, 2007, is incorporated herein by reference.

*23.1  Consent of Hein & Associates, LLP.

*99.1  The unaudited statements of direct revenues and direct operating expenses, including the notes thereto, for Cavallo for the periods ended September 30, 2006 and 2005.

*99.2  The audited statements of direct revenues and direct operating expenses, including the notes thereto, for Cavallo for the years ended December 31, 2005, 2004 and 2003, and the independent registered public accounting firm’s report related thereto.

*99.3  The unaudited pro forma condensed combined balance sheet of Linn as of September 30, 2006 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2005 and for the nine months ended September 30, 2006, which give effect to the Stallion acquisition and certain other acquisitions.

* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LINN ENERGY, LLC
(Registrant)

Date: February 12, 2007	/s/ Lisa D. Anderson
Lisa D. Anderson
Senior Vice President and Chief Accounting Officer
(As Duly Authorized Officer and Chief Accounting Officer)